UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2013

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Oculus Innovative Sciences, Inc.

On January 10, 2013, our Board of Directors unanimously approved a proposal to spin-off our novel biotechnology business to stockholders as a separate company named Ruthigen, Inc. We continue to work with our securities counsel and bankers to formulate a comprehensive plan for the spin-off.

On February 1, 2013, our Board of Directors approved management changes intended to strengthen our capabilities and align our resources to further the plan for a spin-off, dividend to shareholders and preparations for a public offering of Ruthigen, Inc.

Appointment of New Chief Executive Officer

On February 1, 2013, our Board of Directors appointed Jim Schutz as our President and Chief Executive Officer. Mr. Schutz will also continue as a director of our Company.

On February 1, 2013, Hojabr Alimi stepped down from his position as our President and Chief Executive Officer. Concurrently, he was appointed President and Chief Executive Officer of Ruthigen, Inc., a wholly-owned subsidiary of our Company, located in Santa Rosa, California. Mr. Alimi will remain Chairman of our Board of Directors to assist during this transitional time.

Hojabr Alimi, age 51, is one of the founders of our Company. He held the position of President and Chief Executive Officer of our Company from 1999-February 2013. He has also served as a director of our Company since 1999, and was appointed Chairman of the Board of Directors in June 2006. Prior to co-founding our Company with his spouse in 1999, Mr. Alimi was a corporate microbiologist for Arterial Vascular Engineering. Mr. Alimi received a B.A. in biology from Sonoma State University.

Jim Schutz, age 49, has most recently held the position of our Chief Operating Officer and General Counsel, and has served in various other capacities as an executive officer of our Company since August 2003. He has also served as a director of our Company since May 2004. From August 2001 to August 2003, Mr. Schutz served as General Counsel at Jomed (formerly EndoSonic Corp.), an international medical device company. From 1999 to July 2001, Mr. Schutz served as in-house counsel at Urban Media Communications Corporation, an Internet/telecom company based in Palo Alto, California. Mr. Schutz received a B.A. in economics from the University of California, San Diego and a J.D. from the University of San Francisco School of Law.

The Compensation Committee of our Board of Directors has determined that compensation will remain the same for Mr. Schutz and Mr. Alimi.

Ruthigen, Inc., a wholly-owned subsidiary of Oculus Innovative Sciences, Inc.

On January 18, 2013, our wholly-owned subsidiary, Ruthigen, Inc., was incorporated in the State of Nevada. Ruthigen, Inc. has established independent offices in Santa Rosa, California.

Appointment of New Officers

On February 1, 2013, our Board of Directors appointed Mr. Alimi as President and Chief Executive Officer of Ruthigen, Inc., a wholly-owned subsidiary of our Company. Concurrently, he was appointed Chairman of the Board of Directors of Ruthigen, Inc.

On February 1, 2013, our Board of Directors appointed Sameer Harish as Chief Financial Officer of Ruthigen, Inc.

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Prior to joining Ruthigen, Sameer Harish, age 37, served as the principal of Harish Life Science Advisors since December 2011, an independent consulting firm which he founded that provided financial, strategic, and market research advisory services to life science companies. From 2005-2011, he held the position of a senior equity research analyst covering the medical devices and diagnostics sectors at ThinkEquity and Needham & Co. From 2002-2005, Mr. Harish worked as a research analyst at Symmetry Capital, a health care focused hedge fund, where he guided investments in the medical device, biotech, and diagnostic companies. Mr. Harish also held research and laboratory positions at Guidant (now part of Abbott Laboratories) and Synteni (acquired by Incyte Corporation). Mr. Harish received a B.A. from the University of California, Berkeley, where he studied molecular and cell biology with an emphasis in immunology.

Employment Letter with Sameer Harish

In connection with Mr. Harish’s appointment as Chief Financial Officer, on February 1, 2013, we entered into an employment letter with Mr. Harish (the “Employment Letter”). Pursuant to the terms of the Employment Letter, Mr. Harish is entitled to receive an annual base salary of $225,000 in addition to 350,000 shares of Ruthigen common stock in the form of founder’s shares. Mr. Harish will be eligible to participate in benefit programs offered by us, including medical, dental, vision and retirement plans, on the same terms as our other executives. Pursuant to the terms of the Employment Letter, in the event of a merger, consolidation, sale of assets greater than 50% of Ruthigen that occurs after Ruthigen’s planned initial public offering, or other change of control of Ruthigen after its planned initial public offering (an “Event”), and should Mr. Harish be terminated without cause within one year after such Event, Mr. Harish will be entitled to full vesting of outstanding shares, common or restricted, and/or stock options held by Mr. Harish as of his date of termination after the Event. The foregoing description of the Employment Letter is qualified in its entirety by reference to the full text of the Employment Letter, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Appointment of New Directors

On February 1, 2013, the Board of Directors of Ruthigen, Inc. is pleased to announce the appointments of Richard Conley and Gregory French to its Board. Messrs. Conley and French will continue to serve as directors of Oculus Innovative Sciences, Inc. in addition to their duties as recently appointed board members of Ruthigen.

There are no arrangements or understandings between either Mr. Conley or Mr. French and any other persons pursuant to which each director was respectively appointed to serve on the Board.

Richard Conley, age 62, most recently held the position of Chief Operating Officer at Kautz Family Vineyards, a wine production and marketing and hospitality company, from December 2008 to July 2011. From 2001 to September 2009, he served as Executive Vice President and Chief Operating Officer at Don Sebastiani & Sons International Wine Negociants, a branded wine marketing company. From 1994 to March 2001, he served as Senior Vice President and Chief Operating Officer at Sebastiani Vineyards, a California wine producer, where he was originally hired as Chief Financial Officer in 1994. Mr. Conley received a B.S. in finance and accounting from Western Carolina University and an M.B.A. from St. Mary’s University. Mr. Conley is a valuable addition to the Board of Ruthigen, Inc. due to his depth of financial, accounting, operating and transactional experience.

Gregory French, age 51, co-owns G&C Enterprises LLC, a real estate and investment company, which he founded in 1999. He held various engineering and senior management positions at several medical device companies, including Advanced Cardiovascular Systems, Peripheral Systems Group and Arterial Vascular Engineering. Mr. French received a B.S.I.E. from the California Polytechnic State University, San Luis Obispo. He is a valuable addition to the Board of Ruthigen, Inc. due to his extensive experience in the healthcare industry which enables him to offer a depth of operating, experience, and senior management experience to the Board and management.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, our planned spin-off, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. These risks include, but are not limited to, the uncertainties associated with effecting a spin-off of a separate public company, and the discretion of our Board of Directors to delay or cancel the spin-off prior to execution. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

10.1	Offer of Employment Letter between Oculus Innovative Sciences, Inc. and Sameer Harish, effective as of February 1, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.
(Registrant)

Date: February 4, 2013	/s/ Robert Miller
Name: Robert Miller
Title: Chief Financial Officer

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